CURTISS-WRIGHT CORPORATION
SAVINGS AND INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings and Investment Plan (“the Plan”).

2.	The Company has caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder; and

3.	The Company has caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service, pursuant to Rev. Proc. 2001-6, and has requested the Internal Revenue Service to determine that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

4.	The Internal Revenue Service, as a condition for the issuance of its determination that the Plan is a qualified plan, has requested that certain amendments be made to the Plan.

5.	In accordance with Section. 12.01(b) of the Plan, the Savings and Investment Plan Committee (“the Committee”) is authorized to make such amendments to the Plan as may be necessary to maintain its status as a qualified plan.

6.	The Committee has reviewed the request made by the Internal Revenue Service and determined that the Plan should be amended in accordance with such request.

Resolution of the Savings and Investment Plan Committee:

1.          Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, the Plan is hereby amended in the following respects:

a)	Section 1.12 is amended by deleting the first paragraph and inserting in lieu thereof the following new paragraph:

“Compensation” means the total of an Employee’s compensation paid by the Employer during any Plan Year, prior to any reduction for deferred compensation under Section 401(k) of the Code, or pursuant to a cafeteria plan under Section 125 of the Code, or pursuant to a qualified transportation fringe under Section 132(f) of the Code.

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b)	Section 1.26 is amended in its entirety to read as follows:

“Highly Compensated Employee” means, for a Plan Year commencing on or after January 1, 1997, any employee of the Employer or an Affiliated Employer (whether or not eligible for membership in the Plan) who:

(a)	was a 5 percent owner of the Employer (as defined in Section 416(i) of the Code) for such Plan Year or the prior Plan Year, or

(b)	for the preceding Plan Year received Statutory Compensation in excess of $80,000 and, pursuant to the Employer’s top-paid group election applicable to Plan Years beginning after December 31, 1996, was among the highest 20 percent of employees of the Employer for the preceding Plan Year when ranked by Statutory Compensation paid for that year and excluding, for the purpose of such determination, employees described in Section 414(q)(5) of the Code. The $80,000 dollar amount in the preceding sentence shall be adjusted from time to time for cost of living in accordance with Section 414(q) of the Code.

Notwithstanding the foregoing, employees who are nonresident aliens and who receive no earned income from the Employer or an Affiliated Employer which constitutes income from sources within the United States shall be disregarded for all purposes of this Section.

For Plan Years commencing after December 31, 1996, the Employer’s top-paid group election as set forth in subsection (b) shall be used consistently in determining Highly Compensated Employees for determination years of all employee benefit plans of the Employer and Affiliated Employers for which Section 414(q) of the Code applies (other than a multiemployer plan) that begin with or within the same calendar year, until such election is changed by Plan amendment in accordance with IRS requirements. Notwithstanding the foregoing, the consistency provision in the preceding sentence shall not apply for the Plan Year beginning in 1997 and, for Plan Years beginning in 1998 and 1999, shall apply only with respect to all qualified retirement plans (other than a multiemployer plan) of the Employer and Affiliated Employers.

The provisions of this Section shall be further subject to such additional requirements as shall be described in Section 414(q) of the Code and its applicable regulations, which shall override any aspects of this Section inconsistent therewith.

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c)	Section 8.02(a) is amended by deleting subparagraph (iii) and inserting in lieu thereof the following new subparagraph (iii):

(iii)	The period of repayment for any loan shall be arrived at by mutual agreement between the Committee and the Member, but that period shall not exceed five years, unless the loan is to be used in conjunction with the purchase of the principal residence of the Member, in which case that period shall not exceed 15 years. Notwithstanding the foregoing, in the event a Member enters the uniformed services of the United States, loan repayments shall be suspended (and interest shall cease to accrue) during the period of the Member’s service in the uniformed services, and the period of repayment shall be extended by the number of months of the period of service in the uniformed services; provided, however, if the Member incurs a termination of employment and requests a distribution pursuant to Article 9, the loan shall be canceled, and the outstanding loan balance shall be distributed pursuant to Article 9.

2.          Effective Date of Amendments:

The amendments to the Plan set forth in Part 1 of this Resolution shall become effective upon the issuance of a determination by the Internal Revenue Service that the Plan, as so amended, is a qualified plan within the meaning of Sec. 401 of the Code, and the execution of this Instrument of Amendment by a member of the Committee within the time permitted by Sec. 401(b) of the Code and regulations thereunder. The amendment set forth in Part 1(a) shall be effective as of January 1, 1998; the amendment set forth in Part 1(b) shall be effective as of January 1, 1997; and the amendment set forth in Part 1(c) shall be effective as of December 12, 1994.

Curtiss-Wright Corporation
Savings and Investment Plan Committee

By: __________________________
Date: __________________________

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CURTISS-WRIGHT CORPORATION
SAVINGS & INVESTMENT PLAN
As Amended and Restated effective January 1, 2001

SECOND INSTRUMENT OF AMENDMENT

Recitals:

1.	Curtiss-Wright Corporation (“the Company”) has heretofore adopted the Curtiss-Wright Corporation Savings & Investment Plan (“the Plan”).

2.	The Company caused the Plan to be amended and restated in its entirety, effective as of January 1, 2001, in order to maintain the Plan’s compliance with the requirements of the Internal Revenue Code (“the Code”) and applicable regulations thereunder, and caused the Plan, as so amended and restated, to be submitted to the Internal Revenue Service (“IRS”), pursuant to Rev. Proc. 2001-6, for a determination that the Plan is a qualified plan, within the meaning of Sec. 401 of the Code.

3.	The IRS, after requesting that certain amendments be made to the Plan, which amendments were duly adopted by the Administration Committee (“the Committee”), in accordance with Sections 12.01(b) of the Plan, issued its determination that the Plan is a qualified plan.

4.	Subsequent to the most recent amendment and restatement of the Plan, it has become necessary to further amend the Plan to take account of changes in applicable laws and regulations, acquisitions by the company, and employment and human resource decisions heretofore made by the Company, and it is appropriate for the Board of Directors (“the Board”) to ratify and codify amendments heretofore adopted.

5.	Section 12.01(a) of the Plan permits the Company to amend the Plan, by written instrument, at any time and from time to time, and the Board has approved the adoption of this Instrument of Amendment and directed that it be executed by the Committee.

Amendments to the Plan:

For the reasons set forth in the Recitals to this Instrument of Amendment, and as authorized by resolution of the Board of Directors of the Company, the Plan is hereby amended in the following respects, to be effective as specified herein:

1.             Section 1.01 is amended, effective as of January 1, 2003, by inserting, immediately after the phrase “the Deferred Account”, the new phrase “the Catch-Up Account”.

2.             Article 1 is amended, effective as of January 1, 2003, by inserting, immediately after Section 1.09, the following new Sections 1.09A, 1.09B, and 1.09C:

1.09A	“Casual Employee” means an Employee who, under the Employer’s generally applicable payroll and human resources practices,

(i)	is hired for an assignment of a limited nature and duration, which shall not exceed 90 days; and
(ii)	is classified as being in inactive status upon the completion of an assignment, subject to recall for another assignment of limited nature and duration.

1.09B	“Catch-Up Account” means the account credited with the Catch-Up Contributions made on a Member’s behalf and earnings on those contributions.

1.09C	“Catch-Up Contributions” means amounts contributed to the Plan that satisfy the requirements of Section 3.01A.

3.          Section 1.22 is amended, effective as of January 1, 2003, by deleting therefrom the phrase “calendar quarter” and inserting in lieu thereof the phrase “payroll period”.

4.          Article 1  is amended, effective as of January 1, 2003, by redesignating Section 1.39 (defining “Subsidiary”) as Section 1.39A and by inserting, immediately after Section 1.39A, as so redesignated, the following new Section 1.39B:

1.39B	“Temporary Employee” means an Employee who, under the Employer’s generally applicable payroll and human resources practices,

(i)	is hired for a specific assignment of limited scope that will have a duration of at least 90 days; and
(ii)	is hired subject to the condition that he will be terminated upon completion of such specific assignment.

5.          Section 2.01 is amended, effective as of January 1, 2003, by adding at the end thereof the following new subsection (d):

(d)	Effective as of January 1, 2003, and notwithstanding the provisions of subsection (a), but subject to Appendix A, each Employee shall be eligible to become a Member as of any Enrollment Date following the date on which he became an Employee, provided that he is scheduled to complete (or, if later, actually completes) at least 1,000 Hours of Service in a Plan Year, and provided, further, however, that the foregoing proviso shall not be applicable to a Temporary Employee who is employed by the Enertech Engineering Services unit of Curtiss-Wright Flow Control Corporation. In no event shall a Casual Employee be eligible to become a Member.

6.          Section 2.02 is amended in its entirety, effective as of January 1, 2003, to read as follows:

                      2.02          Membership

An eligible Employee shall become a Member on the first Enrollment Date after the date he files a form or forms prescribed by the Committee or its designee on which he meets all of the following requirements:

(a)	designates the percentage of Compensation he wishes to contribute under the Plan under Section 3.02 or makes the election described in Section 3.01 or 3.01A, or any combination thereof;

(b)	authorizes the Employer to make regular payroll deductions or to reduce his Compensation, or both;

(c)	names a Beneficiary; and

(d)	makes an investment election.

7.          Article 3  is amended, effective as of October 1, 2002, by adding, immediately after Section 3.01, the following new Section 3.01A:

3.01A	Catch-Up Contributions

Effective for Plan Years commencing after December 31, 2001, a Member who satisfies the requirements of subsection (a) for a Plan Year may elect, in accordance with subsection (b), to reduce his Compensation and to have the amount by which his Compensation is so reduced contributed to the Plan by his Employer as a Catch-Up Contribution, provided, however, that such Catch-Up Contributions shall be subject to the conditions set forth in subsections (c) and (d).

(a)	A Member satisfies the requirements of this paragraph for a Plan Year if:
(i)	his 50th birthday is coincident with or prior to the last day of the Plan Year; and
(ii)	either (A) the Deferred Cash Contributions made on his behalf for the Plan Year have reached the applicable dollar limitation for the calendar year coincident with such Plan Year, as set forth in Section 3.01(b) or (B) his percentage election, as in effect in accordance with Section 3.01(a) is equal to any percentage limitation imposed on such election by the Plan.

(b)	A Member described in subsection (a) may elect, pursuant to Section 3.05 to make Catch-Up Contributions in any percentage from 1% to 25% of his Compensation.

(c)	Any Catch-Up Contributions shall be paid to the Trustee or deposited with the Insurer pursuant to the Group Annuity Contract, as the case may be, as soon as practicable and shall be allocated to the Participant’s Catch-Up Account.

(d)	A Member’s Catch-Up Contributions in calendar years beginning after December 31, 2001 and prior to January 1, 2007 shall be limited in accordance with the following table:

Calendar Year	Dollar Limitation
2002	$1,000
2003	$2,000
2004	$3,000
2005	$4,000
2006	$5,000

Catch-Up Contributions made on a Member’s behalf with respect to any calendar year beginning after December 31, 2006 shall be limited to $5,000, as adjusted in accordance with Section 414(v)(2)(C) of the Code. In no event shall the Member’s Catch-Up Contributions for a Plan Year exceed the excess of his Deferred Cash Contributions for such Plan Year over his Statutory Compensation for such Plan Year.

(e)	The provisions of this Section shall be subject to the requirements of Section 414(v) of the Code and Regulations thereunder.

8.          Article 3 is further amended effective January 1, 2003, by adding, immediately after Section 3.02, the following new Section 3.02A:

             3.02A   Limitation on Deferred Cash and After-Tax Contributions

The sum of a Member’s Deferred Cash Contribution election, plus his After-Tax Contribution election, as in effect for any payroll period, shall not exceed 75% of his Compensation, provided, however, that such Deferred Cash Contributions and After-Tax Contributions may be further limited by the Committee pursuant to Sections 3.07 and 3.08.

9.          Section 3.04 is amended, effective as of September 1, 2002, by deleting therefrom the phrase “or an Employee who has not yet met the eligibility requirements for membership,” by inserting in lieu thereof the new phrase “who is then an Employee”; and by inserting, immediately after the phrase “qualified plan”, in each place that it appears, the new phrase “or Individual Retirement Account described in Section 408(a) of the Code”.

10.       Section 3.05 is amended in its entirety, effective as of September 1, 2002, to read as follows:

            3.05      Change in Contributions

The percentages of Compensation designated by a Member under Sections 3.01, 3.01A, and 3.02 shall automatically apply to increases and decreases in his Compensation. A Member may change his election under Sections 3.01, 3.01A, and 3.02 by giving notice to the Committee or its designee. The changed percentage shall become effective as soon as administratively practicable following the delivery of such notice.

11.        Section 3.06 is amended in its entirety, effective as of September 1, 2002, to read as follows:

             3.06      Suspension of Contributions

(a)	A Member may suspend his contributions under Section 3.02 and/or revoke his election under Section 3.01 or 3.01A at any time by giving notice to the Committee or its designee. The suspension or revocation shall become effective as soon as administratively practicable following the delivery of such notice.

(b)	A Member who has suspended his contributions under Section 3.02 may elect to have them resumed in accordance with Section 3.02 by giving notice to the Committee or its designee. A Member who has revoked his election under Section 3.01 or 3.01A may elect to resume having his Compensation reduced in accordance with Section 3.01 or 3.01A by giving notice to the Committee or its designee.

12.       Section 3.07 is amended, effective as of January 1, 2002, by deleting therefrom the first two paragraphs and by inserting in lieu thereof the following three paragraphs:

With respect to each Plan Year commencing on or after January 1 1997 and before January 1, 2002, the Actual Deferral Percentage (ADP) for that Plan Year for Highly Compensated Employees (HCE’s) who are Members or eligible to become Members for that Plan Year shall not exceed the ADP for such Plan Year for all Non Highly Compensated Employees (NCE’s) for that Plan Year who were Members or eligible to become Members during such Plan Year multiplied by 1.25. If the ADP for such HCE’s does not meet the foregoing test, the ADP for such HCE’s for that Plan Year may not exceed the ADP for such Plan Year for all NCE’s for that Plan Year who were Members or eligible to become Members during such Plan Year by more than two percentage points (2%), and such ADP for such HCE’s for the Plan Year may not be more than 2.0 times the ADP for such Plan Year for all NCE’s for that Plan Year who were Members or eligible to become Members during such Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 3.10).

With respect to each Plan Year commencing on or after January 1, 2002, the ADP for that Plan Year for HCE’s who are Members or eligible to become Members for that Plan Year shall not exceed the ADP for the preceding Plan Year for all NCE’s for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year multiplied by 1.25. If the ADP for such HCE’s does not meet the foregoing test, the ADP for such HCE’s for that Plan Year may not exceed the ADP for the preceding Plan Year for all NCE for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year by more than two percentage points (2%), and such ADP for such HCE’s for the Plan Year may not be more than 2.0 times the ADP for the preceding Plan Year for all NCE’s for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 3.10).

Notwithstanding the foregoing, the Employer may elect with respect to years beginning on or after January 1, 2004, to use the ADP for NCE’s for the Plan Year preceding the Plan Year being tested rather than the current Plan Year, provided that such election must be evidenced by a Plan amendment that complies with regulations under Section 401(k) of the Code.

13.       Section 3.08 is amended, effective as of January 1, 2002, by deleting therefrom the first two paragraphs and by inserting in lieu thereof the following three paragraphs:

With respect to each Plan Year commencing on or after January 1 1997 and before January 1, 2002, the Actual Contribution Percentage (ACP) for that Plan Year for HCE’s who are Members or eligible to become Members for that Plan Year shall not exceed the ACP for such Plan Year for all NCE for that Plan Year who were Members or eligible to become Members during such Plan Year multiplied by 1.25. If the ACP for such HCE’s does not meet the foregoing test, the ACP for such HCE’s for that Plan Year may not exceed the ACP for such Plan Year for all NCE for that Plan Year who were Members or eligible to become Members during such Plan Year by more than two percentage points (2%), and such ACP for such HCE’s for the Plan Year may not be more than 2.0 times the ACP for such Plan Year for all NCE for that Plan Year who were Members or eligible to become Members during such Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 3.10).

With respect to each Plan Year commencing on or after January 1, 2002, the ACP for that Plan Year for HCE‘s who are Members or eligible to become Members for that Plan Year shall not exceed the ACP for the preceding Plan Year for all NCE’s for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year multiplied by 1.25. If the ACP for such HCE’s does not meet the foregoing test, the ACP for such HCE’s for that Plan Year may not exceed the ACP for the preceding Plan Year for all NCE’s for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year by more than two percentage points (2%), and such ACP for such HCE’s for the Plan Year may not be more than 2.0 times the ACP for the preceding Plan Year for all NCE’s for the preceding Plan Year who were Members or eligible to become Members during the preceding Plan Year (or such lesser amount as the Committee shall determine to satisfy the provisions of Section 3.10).

Notwithstanding the foregoing, the Employer may elect with respect to years beginning on or after January 1, 2004, to use the ACP for NCE’s for the Plan Year preceding the Plan Year being tested rather than the current Plan Year, provided that such election must be evidenced by a Plan amendment that complies with regulations under Section 401(m) of the Code.

14.       Section 7.01  is amended in its entirety, effective as of January 1, 2003, to read as follows:

A Member may withdraw up to one hundred percent (100%) of the value of his After-Tax Contributions at the time of withdrawal, for any reason that the Member deems to constitute a financial emergency, by providing notice to the Committee or its designee.

15.       Article 7 is amended, effective as of January 1, 2003, by inserting, immediately after Section 7.01, the following new Section 7.01A:

                          7.01A     Withdrawal of Rollover Account

A Member may withdraw all or any portion of his Rollover Account at any time by providing notice to the Committee or its designee.

16.       Section 7.03(d) is amended, effective as of January 1, 2003, by deleting therefrom the last sentence of the first paragraph, and by inserting in lieu thereof the following new sentence:

To demonstrate such necessity, the Member who requests a hardship withdrawal to satisfy a financial need described in subsection (c) must comply with either the requirements of subparagraph (i) or the requirements of subparagraph (ii) of this subsection; provided, however, that the Committee, in its discretion, may require that the Member who requests a hardship withdrawal to satisfy a financial need described in subsection (c) (i) must comply with the requirements of subparagraph (ii).

17.       Section 9.03(c) is amended, in its entirety, effective as of March 28, 2005, to read as follows:

Notwithstanding the provisions of subsections (a) and (b), if the value of the Vested Portion of the Member’s Accounts is equal to or less than the applicable cash out amount, a lump sum payment shall automatically be made as soon as administratively practicable following the Member’s termination of employment. For purposes of this subsection, the applicable cash out amount shall be $1,000.

18.       Section 9.04(a) is amended in its entirety, effective as of April 1, 2003, to read as follows:

(a)	Notwithstanding any provision of the Plan to the contrary, distribution of the Member’s Accounts shall begin no later than the April 1 following the later of (i) the calendar year in which he attains age 70½ or (ii) the calendar year in which he terminates employment; provided, however, that if a Member is a five percent owner (as defined in Section 416(i) of the Code), clause (ii) shall not apply. No minimum distribution payments under the provisions of Section 401(a)(9) of the Code will be made to a Member during his employment with the Employer or an Affiliated Employer on or after January 1, 1998, if the Member is not a 5 percent owner as defined above. Such Member may, however, elect to receive in-service withdrawals in accordance with the provisions of Article 7 while he remains in service.

19.        Section 9.04(b) is amended, effective as of April 1, 2003, by deleting therefrom the phrase “while in service” in each place that it appears.

20.        Section 9.09 is amended, effective as of March 28, 2005, by deleting therefrom the phrase “if the value of the vested portion of a Member’s Accounts exceeds (i) $3,500 if the date of determination is prior to January 1, 2000, or (ii) $5,000 if the date of determination is on or after January 1, 2000,” by inserting in lieu thereof the new phrase “if the value of the vested portion of a Member’s Accounts exceeds $1,000,”.

21.        Appendix A is amended, effective as of January 1, 2002, by deleting therefrom the first paragraph and by inserting in lieu thereof the following new paragraph:

The provisions of this Appendix A shall apply to Employees who were formerly employed by entities that were acquired by the Employer or an Affiliated Employer and, to the extent specified, to Employees who are employed at such operations or facilities subsequent to the acquisition thereof.

22.        Appendix A, Item 7 is amended, effective as of November 1, 2001, by deleting therefrom the date “October 25, 2001” in each place that it appears and by inserting in lieu thereof the new date “November 1, 2001”.

23.        Appendix A, Item 8 is amended, effective as of November 5, 2001, by deleting therefrom the date “November 6, 2001” in each place that it appears and by inserting in lieu thereof the new date “November 5, 2001”.

24.        Appendix A, Item 10 is amended, effective as of December 12, 2001, by deleting therefrom the date “December 13, 2001” in each place that it appears and by inserting in lieu thereof the new date “December 12, 2001”.

25.        Appendix A, Item 11 is amended, effective as of December 19, 2001, by deleting therefrom the date “December 21, 2001” in each place that it appears and by inserting in lieu thereof the new date “December 19, 2001”.

26.        Appendix A, Item 12 is amended, effective as of April 1, 2002, by deleting therefrom the date “February 20, 2002” in each place that it appears and by inserting in lieu thereof the new date “April 1, 2002”.

27.        Appendix A is further amended, effective as of April 1, 2002, by adding at the end thereof the following new Item 13:

               13.      Autronics Corp.

Each former employee of Autronics Corp. who became an Employee as of April 1, 2002, shall be eligible to become a Member on any Enrollment Date on or after he or she completes one year of service, including service with Autronics Corp., and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

28.          Appendix A is further amended, effective as of October 29, 2002, by adding at the end thereof the following new Item 14:

               14.      Curtiss-Wright Electro-Mechanical Corp.

Notwithstanding any provision hereof to the contrary, no Employee who is employed by Curtiss-Wright Electro-Mechanical Corp., or any subsidiary or division thereof shall be eligible to become a Member of this Plan.

29.          Appendix A is further amended, effective as of December 1, 2002, by adding at the end thereof the following new Item 15:

               15.      TAPCO

Each former employee of TAPCO International, Inc. who became an Employee as of December 1, 2002, and each Employee who is thereafter employed at the operations acquired by the Employer in connection with its acquisition of the assets of TAPCO International, Inc. shall not be eligible to become a Member prior to October 1, 2004, but shall be eligible to become a Member on any Enrollment Date on or after October 1, 2004.

30.          Appendix A is further amended, effective as of December 4, 2003, by adding at the end thereof the following new Item 16:

               16.      Novatronics, Inc.

Notwithstanding any provision hereof to the contrary, no Employee who is employed at any operations or facilities acquired by the Employer in its acquisition of Novatronics, Inc. shall be eligible to become a Participant in this Plan.

31.          Appendix A is further amended, effective as of April 2, 2004, by adding at the end thereof the following new Item 17:

               17.      IMES Engineering, Inc.

Each former employee of IMES Engineering, Inc. who became an Employee as of April 2, 2004, shall be eligible to become a Member on any Enrollment Date on or after he or she completes one year of service, including service with IMES Engineering, Inc., and shall remain eligible so long as he or she continues to satisfy the eligibility requirements.

32.          Appendix A is further amended, effective as of May 24, 2004, by adding at the end thereof the following new Item 18:

               18.      Nova Machine Products Corp.

Notwithstanding any provision hereof to the contrary, no Employee who is employed at any operations or facilities acquired by the Employer in its acquisition of Nova Machine Products Corp. shall be eligible to become a Participant in this Plan.

Except to the extent amended by this Instrument of Amendment, the Plan shall remain in full force and effect.

Curtiss-Wright Corporation Benefits Committee

By: __________________________
Paul J. Ferdenzi

Date:_________________________